WORKING TOGETHER: the Crawford Difference First Quarter 2009 Earnings Conference Call Monday, May 4, 2009 Exhibit 99.2

WORKING TOGETHER:
the
Crawford Difference
2
First Quarter Earnings Review
May 4, 2009
• Founded in 1941, Crawford is the largest independent global provider of claims management solutions and a fully
integrated global provider of these solutions for the growing multi-national market.
• Crawford is divided into four reporting segments that support the strategic positioning of the Company in a changing
market place:
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– International Operations
• Serves the global insurance industry and multinational
corporations
– Broadspire
• Serves large national accounts, carriers and self-insured
entities
– Legal Settlement Administration
• Provides administration for class action settlements and
bankruptcy matters
• The Company’s independence, global presence and
diversified business lines are key competitive advantages
which set Crawford apart from its competitors.

WORKING TOGETHER:
the Crawford Difference

Forward-looking Statements and
Segment Operating Earnings
Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not historical facts are “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.
Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States
Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website
at www.crawfordandcompany.com
.
Segment Operating Earnings:
Segment operating earnings represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, unallocated corporate and shared costs, net income (loss) of non-controlling interests, and special credits and charges. Segment revenues and expenses do not include reimbursements for out-of-pocket expenses.

WORKING TOGETHER: the Crawford Difference Agenda • Welcome • Overview of 2009 First Quarter • First Quarter Financial Review • Segment Operating Highlights • Outlook for Fiscal 2009 4

WORKING TOGETHER:
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First Quarter Overview
•
Overview of Global Insurance Industry
•
Encouraging performance in a difficult
operating environment
First quarter revenue decline of 7.6%
Strong U.S. dollar affects revenues by $23.4
million
Net income attributable to Crawford & Company
declined 66%
•
Growth in U.S. Property & Casualty
U.S. Property & Casualty revenue up 11.2%
Cases increased 6.6%
•
International Operations revenues grew 7.0%
on a constant dollar basis
Improvements in Canada, Europe and Asia Pacific
200
210
220
230
240
250
260
1Q 2009 1Q 2008
Revenue
$ in millions
0
1
2
3
4
5
6
7
8
9
10
1Q 2009 1Q 2008
Net Income attributable to Crawford & Company
$ in millions
$236.1
$255.5
$3.1
$9.1

WORKING TOGETHER:
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Revenue and Earnings Per Share Bridge
1   Quarter 2008 to 2009
6
In millions, except per share amounts
Revenues before
Reimbursements
Net
Income
attributable
to Crawford
& Company
Diluted
EPS
1  quarter 2008 results $255.5 $9.1 $0.18
(Less)/Add:
Foreign currency impact in 2009 (23.4) (1.4) (0.03)
Increase in pension expense in 2009 - (2.3) (0.05)
Restructuring costs in 2009 - (1.2) (0.02)
Bad debt recovery in 2008 - (0.9) (0.02)
Operating changes 4.0 (0.2) (   - )
1  quarter 2009 results $236.1 $3.1 $0.06
st
st
st

WORKING TOGETHER: the Crawford Difference First Quarter 2009 Financial Review

WORKING TOGETHER:
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First Quarter 2009 Financials
Quarter Ended March 31 2009
2008 % Change
Revenues:
Revenues Before Reimbursements
$236,083
$255,512 -8%
Reimbursements
14,200
19,161 -26%
Total Revenues
250,283
274,673 -9%
Costs and Expenses:
Cost of Services Before Reimbursements
175,162
186,953 -6%
Reimbursements
14,200
19,161 -26%
Total Cost of Services
189,362
206,114 -8%
Selling, General, and Administrative
51,488
50,503 2%
Corporate Interest Expense, Net
3,485
4,416 -21%
Restructuring Costs
1,815
- nm
Total Costs and Expenses
246,150
261,033 -6%
Income Before Income Taxes
4,133
13,640 -70%
Provision for Income Taxes
1,120
4,644 -76%
Net Income
3,013
8,996 -67%
Add:  Net Loss Attributable to Noncontrolling Interests
69
72 -4%
Net Income Attributable to Crawford & Company
$3,082
$9,068 -66%
Earnings Per Share - Basic and Diluted
$0.06
$0.18 -67%
nm = not meaningful
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(In Thousands, Except Earnings Per Share Amounts and Percentages)

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60
70
80
90
100
110
1Q 2009 1Q 2008
Revenue
6
6.5
7
7.5
8
8.5
9
1Q 2009 1Q 2008
Operating Earnings
$ in millions
$ in millions
First Quarter 2009 Financials
$90.9
$106.7
$7.5
$9.0
Revenues down $23.4 million due to strong U.S. dollar
Revenue increased 7.0% on a constant dollar basis
Summary Results, International Operations
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues
90,872 $
106,710 $  -14.8%
Total Operating Expenses 83,407 97,723 -14.6%
Operating Earnings
7,465 $
8,987 $      -16.9%
Operating Margin 8.2% 8.4%

WORKING TOGETHER:
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0
10
20
30
40
50
60
1Q 2009 1Q 2008
Revenue
$ in millions
$ in millions
$49.5
$55.1
Catastrophe revenue up $3.0 million from severe weather
Cases up nearly 7% in quarter
Prior year period has bad debt recovery of $400,000
First Quarter 2009 Financials
Summary Results, U.S. Property & Casualty
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009
2008 % Change
Revenues 55,052 $     49,510 $    11.2%
Total Operating Expenses 48,882 43,561 12.2%
Operating Earnings 6,170 $       5,949 $      3.7%
Operating Margin 11.2% 12.0%
4.0
4.5
5.0
5.5
6.0
6.5
7.0
1Q 2009 1Q 2008
Operating Earnings
$5.9
$6.2

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$ in millions
$ in millions
$74.6
$80.3
$1.7
($2.0)
Revenues and earnings decline due to lower workers’
compensation claim referrals
Impact of economic crisis being felt most by this segment
First Quarter 2009 Financials
40
50
60
70
80
90
1Q 2009 1Q 2008
Revenue
-3
-2
-1
0
1
2
1Q 2009 1Q 2008
Operating Earnings (Loss)
Summary Results, Broadspire
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues 74,601 $     80,313 $    -7.1%
Total Operating Expenses
76,555
78,566 -2.6%
Operating Earnings (Loss)
(1,954) $
1,747 $      nm
Operating Margin
-2.6%
2.2%

WORKING TOGETHER:
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0.0
0.5
1.0
1.5
2.0
2.5
1Q 2009 1Q 2008
Operating Earnings
$ in millions
$ in millions
$15.6
$19.0
$2.5
$1.5
Revenue and operating earnings decrease reflects ongoing
slowdown in class action settlements
Bankruptcy-related revenues increasing
Backlog of $39.0 million
First Quarter 2009 Financials
Summary Results, Legal Settlement Administration
For the quarters ended March 31, 2009 and 2008
in thousands except percentages
Unaudited
2009 2008 % Change
Revenues
15,558 $
18,979 $    -18.0%
Total Operating Expenses 14,031 16,482 -14.9%
Operating Earnings 1,527 $       2,497 $      -38.8%
Operating Margin
9.8%
13.2%
10.0
12.0
14.0
16.0
18.0
20.0
1Q 2009 1Q 2008
Revenue

WORKING TOGETHER:
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First Quarter 2009 Financials
Crawford & Company
Balance Sheet Highlights
As of March 31, 2009 and December 31, 2008
                                                            (in thousands)
    March 31,     December 31,
                 2009                  2008 Change
Cash and cash equivalents $42,526
$73,124 ($30,598)
Accounts receivable, net 148,471 157,430 (8,959)
Work in process 94,449 99,115 (4,666)
     Total receivables 242,920 256,545 (13,625)
Deferred revenues, net                    90,541 95,670 (5,129)
Pension liabilities 178,733 179,542 (809)
Current portion of long-term debt, capital leases
and short-term borrowings 12,074 15,650 (3,576)
Long-term debt, less current portion 180,565
181,206 (641)
     Total debt 192,639
196,856 (4,217)
Total stockholders' equity 168,664 180,359 (11,695)
Net debt* 150,113 123,732 26,381
Total debt / capitalization 53% 52%
*Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

WORKING TOGETHER:
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First Quarter 2009 Financials
Crawford & Company
Free Cash Flow (non-GAAP)
For the year-to-date period ended March 31, 2009 and 2008
                                        (In Thousands)
     March 31,      March 31,
              2009              2008 Variance
Net Income Attributable to Crawford & Company $3,082 $9,068 ($5,986)
   Plus: Depreciation / Non-Cash Items 9,492                      8,496                      996
   Less: Working Capital Growth (22,056)
(21,611)                  (445)
   Less: U.S. Pension Contributions (2,500)
-                              (2,500)
Operating Cash Flow (11,982)                  (4,047)                    (7,935)
   Less: Capital Expenditures (2,811)
(3,551)                    740
   Less: Internally Developed Software (2,799)                    (3,044)                    245
   Less: Mandatory Principal Payments (525)                       (525)                       -
Free Cash Flow (non-GAAP) ($18,117)
($11,167) ($6,950)

WORKING TOGETHER: the Crawford Difference First Quarter 2009 Segment Highlights

WORKING TOGETHER:
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First Quarter 2009 Financials
120
130
140
150
160
170
1Q 2009 1Q 2008
International Claims
Claims referred in 000s
150.3
154.5
International Operations
Global revenue growth of 7% before
currency impacts
1    quarter operating margin
decreased slightly to 8.2% in 2009
from 8.4% in 2008
Claims referred decreased 2.8% due
to  lower 2009 CAT claims
Improvements in Canada, Europe and
Asia Pacific
FX impact on first quarter revenues
was negative 21.9%, or $23.4 million
st

WORKING TOGETHER:
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First Quarter 2009 Financials
U.S. Property & Casualty
Revenue growth of 11.2%
Operating margin sustained double
digits at 11.2%
Catastrophe revenue up to $4.9 million
from $1.9 million
Technology-driven efficiencies
realized
Claims referred increased 6.6% due to
increases in property and CAT-related
claims
75
85
95
105
115
125
1Q 2009 1Q 2008
U.S. P&C Claims
Claims referred in 000s
115.3
108.2

WORKING TOGETHER:
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U.S. Catastrophe (CAT) Activity
0
2
4
6
1Q 2009 1Q 2008
Cases
4.5
2.1
0
1
2
3
4
5
1Q 2009 1Q 2008
Revenues
$4.9
$1.9
$ in millions
Quarter Ended March 31:
In 000s
U.S. Catastrophe
2009 reflects benefit from severe
first quarter weather
Strong incremental margins
generated from CAT adjuster
revenues
Technology and process
improvements

WORKING TOGETHER:
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Crawford Difference
19
First Quarter 2009 Highlights
Claims referred in 000s
55.4
69.1
Broadspire
Workers’ Compensation market  remains
challenging due to rising U.S.
unemployment levels
Revenue decrease of 7.1% on 19.8%
decline in claims
Operating loss of $2.0 million in the 2009
1    quarter
Cost control program ongoing
RiskTech implementation continues
99.6% client retention rate for 2009 1
quarter
st
st
40
45
50
55
60
65
70
1Q 2009 1Q 2008
Broadspire Claims

WORKING TOGETHER:
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First Quarter 2009 Highlights
Legal Settlement Administration
Continued slowdown in security class
actions
Increase in bankruptcy related
revenues
Revenue declined 18% due to
slowdown in class action settlements
Backlog
of $39 million
20
25
30
35
40
45
50
55
1Q 2009 1Q 2008
Backlog
Backlog in millions
$39.0
$50.5

WORKING TOGETHER:
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2009 Guidance
•
Reaffirming Full Year 2009 Guidance:
–
Consolidated revenue before reimbursements between $960
million and $980 million
–
Consolidated operating earnings between $50.5 million and
$55.8 million
–
After reflecting stock-based compensation expense, net
corporate interest expense, customer-relationship intangible amortization expense, special credits and charges and
income taxes, net income attributed to Crawford & Company
on a GAAP basis between $22.0 million and $25.0 million
–
Earnings per share of $.41 to $.47

WORKING TOGETHER: the Crawford Difference First Quarter 2009 Earnings Conference Call Monday, May 4, 2009